EXHIBIT 10.4

Field Sales Services Agreement

THIS Field Sales Services Agreement ("Agreement") dated as of (contract start date), (the “Effective Date”) is between brooqLy, Inc., a Nevada corporation with its registered office at 10101 S. Roberts Rd Suite 209, Palos Hills, IL USA, 60645, tax identification no. 86-2265420 (the “Company), and (FSS Provider Legal Name), a corporation duly organized and registered under the laws of (country), with its registered office at (FSS Provider address), tax identification no. (FSS Provider Tax ID), that will act in the capacity of an FSS Provider for the Company (the “FSS Provider”).

WHEREAS, the FSS PROVIDER represents that it has the field sales experience to sell the COMPANY’s products or services (collectively “Products”) to bars, cafes, and restaurants (the “Retail Establishments) according to the COMPANY’s specifications outlined herein and in agreed upon Exhibits; and

WHEREAS, the COMPANY desires to have the FSS PROVIDER provide its sales services to sell the COMPANY’s Products to Retail Establishments according to the COMPANY’s specifications outlined herein and in Exhibit A hereto.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein to set forth, the parties hereby agree as follows:

1.	DEFINITIONS: The following capitalized terms, when used in this Agreement, shall have the meanings ascribed to them in this Section 1:

	1.1.	"Products" shall mean all of the COMPANY’s products and services or a portion thereof that are set forth in agreed upon Exhibits.

	1.2.	"Specifications" shall mean the specifications for sales of the Products as directed by the COMPANY together with any additional specifications or modifications to the specifications that may be agreed to in writing by the parties during the term of this Agreement as specified as various times during the term of the Agreement in Exhibit A or addendums thereto. or for each succeeding respective exhibit.

	1.3.	"Territory” shall mean the geographic territory in the form of district, municipality, city, or town) that the FSS PROVIDER will sell the Products as specifically set forth in the agreed upon Exhibits.

	1.4.	“Project Management shall mean a Project Manager for managing the sales project, which Project Manager shall be responsible for managing the implementation of the Product, including: (i) managing the day-to-day activities under this Agreement, (ii) serving as liaison between the parties, (iii) assigning and scheduling the appropriate personnel to perform all the required services under this Agreement.

2.	TERMS AND CONDITIONS:

	2.1.	REGISTRATION OF RETAIL ESTABLISHMENTS. The COMPANY hereby retains FSS PROVIDER to register the Retail Establishments with the COMPANY in connection with the Products Offered by the COMPANY to each respective Retail Establishment pursuant to the specifications and terms contained in Exhibit A, including but limited to the following Exhibit A terms: (i) name of geographic territory or territories; (ii) period of registration; (iii) target registrations for the term of the Agreement; (iv) the Registration amount and (v) the compensation amount to the FSS PROVIDER. The Registration and payment to the COMPANY will be accomplished through the COMPANY’s electronic platform.

Field Sales Services Agreement

	2.2.	TRAINING. The COMPANY will provide all required training to the FSS PROVIDER.

	2.3.	TERRITORY. The Territory assigned to the FSS PROVIDER shall be the responsibility of the FSS PROVIDER.

	2.4	PROJECT MANAGEMENT. The Project Management shall be the responsibility of the Project Manager assigned by the COMPANY and a Project Manager assigned by the FSS PROVIDER.

	2.5	BRANDING. The COMPANY shall be solely responsible for the branding of the Products and the branding mediums, such as cups and t-shirts, shall be the exclusive assets of the COMPANY.

3	FEES

	3.1	The COMPANY shall pay the FSS PROVIDER the fees specified in agreed upon Exhibits for its services. Payment by the COMPANY to the FSS PROVIDER shall not occur until registration of the Retail Establishment is complete on the COMPANY’s platform and shall occur every 2 days to the account of the FSS PROVIDER.

4	TERM AND TERMINATION:

	4.1	TERM: This Agreement shall be effective as of the date of this Agreement until the date specified (end date).

	4.2	TERMINATION FOR CAUSE: This Agreement may be terminated by either party upon written notice to the other, if the other party breaches any material obligation provided hereunder and the breaching party fails to cure such breach within thirty (30) days of receipt of the notice.

	4.3	RETURN OF PROPRIETARY OR CONFIDENTIAL INFORMATION: Within ten (10) days after the termination or expiration of this Agreement, each party shall return to the other all Proprietary or Confidential Information of the other party (and any copies thereof) in the party's possession or, with the approval of the party, destroy all such Proprietary or Confidential Information. "Proprietary or Confidential Information" shall include, but is not limited to, written or oral contracts, trade secrets, know-how, sales methods, sales information, business methods, business policies, memoranda, reports, records, computer retained information, notes, or financial information. Proprietary or Confidential Information shall not include any information which: (i) is or becomes generally known to the public by any means other than a breach of the obligations of the receiving party; (ii) was previously known to the receiving party or rightly received by the receiving party from a third party; (iii) is independently developed by the receiving party; or (iv) is subject to disclosure under court order or other lawful process.

	4.4	PERFORMANCE OF PROFESSIONAL SERVICES: FSS PROVIDER warrants that the professional services will be performed in a workmanlike and professional manner by appropriately qualified personnel.

Field Sales Services Agreement

5	INDEMNIFICATION OBLIGATIONS:

	5.1	INDEMNITY: The COMPANY and the FSS PROVIDER shall mutually defend, indemnify, save and hold one another harmless from all demands, liabilities, losses, costs and claims, including reasonable attorneys' fees, asserted against either party, its contracted providers, agents, Clients, officers and employees.

6

CONFIDENTIALITY: The parties agree to hold each other's Proprietary or Confidential Information in strict confidence. The parties agree not to make each other's Proprietary or Confidential Information available in any form to any third party or to use each other's Proprietary or Confidential Information for any purpose other than as specified in this Agreement. Each party's Proprietary or Confidential Information shall remain the sole and exclusive property of that party. The parties agree that in the event of use or disclosure by the other party other than as specifically provided for in this Agreement, the non-disclosing party may be entitled to equitable relief. Notwithstanding termination or expiration of this Agreement, FSS PROVIDER and COMPANY acknowledge and agree that their obligations of confidentiality with respect to Proprietary or Confidential Information shall continue in effect for a total period of __ years from the Effective Date.

7

CHOICE OF LAW; VENUE; LIMITATION OF ACTIONS: This Agreement shall be governed and construed in accordance with the laws of the United States and the State of Nevada and the parties consent to the sole and exclusive jurisdiction of the state courts and U.S. federal courts having jurisdiction in Nevada for any dispute arising out of this Agreement.

8

INDEPENDENT CONTRACTOR STATUS: The relationship of FSS PROVIDER to COMPANY will be that of an independent contractor, and neither FSS PROVIDER nor any employee of FSS PROVIDER will be deemed to be an agent or employee of Client. It is expressly understood that this undertaking is not a joint venture.

9

NOTICES: Any written notice or demand required by this Agreement shall be sent by registered or certified mail (return receipt requested), personal delivery, overnight commercial carrier, or other guaranteed delivery to the other party at the address set forth herein. The notice shall be effective (a) as of the date of delivery if the notice is sent by personal delivery, overnight commercial courier or other guaranteed delivery, and (b) as of five (5) days after the date of posting if the notice is transmitted by registered or certified mail.

10

ENTIRE AGREEMENT: This Agreement and all exhibits, schedules, and Change Order(s) set forth the entire agreement between the parties with regard to the subject matter hereof. No other agreements, representations, or warranties have been made by either party to the other with respect to the subject matter of this Agreement, except as referenced herein. This Agreement may be amended only by a written agreement signed by both parties.

11

DISPUTES: COMPANY and FSS PROVIDER agree to make a good-faith effort to resolve any disagreement arising out of, or in connection with, this Agreement through negotiation. Should the parties fail to resolve any such disagreement within ten (10) days, any controversy or claim arising out of or relating to this Agreement, including, without limitation, the interpretation or breach thereof, shall be submitted by either party to arbitration in Nevada or in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted by one arbitrator, who shall be (a) selected in the sole discretion of the American Arbitration Association administrator and (b) a licensed attorney with at least ten (10) years’ experience in the practice of law and at least five (5) years’ experience in the negotiation of technology contracts or litigation of technology disputes. The arbitrator shall have the power to enter any award that could be entered by a judge of the state courts of sitting without a jury, and only such power, except that the arbitrator shall not have the power to award punitive damages, treble damages, or any other damages which are not compensatory, even if permitted under the laws of the State of Nevada or any other applicable law. The arbitrator must issue his or her resolution of any dispute within thirty (30) days of the date the dispute is submitted for arbitration. The written decision of the arbitrator shall be final and binding and enforceable in any court having jurisdiction over the parties and the subject matter of the arbitration. Notwithstanding the foregoing, this Section shall not preclude either party from seeking temporary, provisional, or injunctive relief from any court.

Field Sales Services Agreement

12	SEVERABILITY: In the event that a court finds any provision of this Agreement invalid and/or unenforceable, the parties agree that the remaining provisions shall remain valid and in force.

13	ASSIGNMENT: Neither party may not assign this Agreement or any of its rights or obligations or the license hereunder, without the prior written consent of the other.

14

REMEDIES NOT EXCLUSIVE: The remedies available to the parties under this Agreement are cumulative and not exclusive to each other, and any such remedy will not be deemed or construed to affect any right which either of the parties is entitled to seek at law, in equity or by statute.

15

CHOICE OF LAW AND JUSRISDICTION: This Agreement will be governed and interpreted by the laws of the jurisdiction of the State of Nevada, without regard to its conflicts of law provisions. The parties hereby irrevocably and unconditionally agree to the non-exclusive jurisdiction of the courts of the jurisdiction of the State of Nevada, and all courts competent to hear appeals there from.

IN WITNESS WHEREOF, FSS PROVIDER and COMPANY have executed this Agreement effective as of the date and year first written above.

FOR	brooqLy, Inc	FOR	(FSS Provider legal name)

BY:	HELEN MARIDAKIS	BY:
TITLE:	Chief Financial Officer	TITLE:	Chief Executive Officer
DATE:	__/__/__	DATE:	__/__/__

SIGNATURE:		SIGNATURE:

Field Sales Services Agreement

Exhibit A:

1.	Scope of Work

	a.	Activity Description:	Registration of Retail Establishments

	b.	Activity Period	__/__/__ to __/__/__

	c.	Territory:	(country / cities)

	d.	Target:	(no of shops)

2.	Costs

a. %__ (exclusive of VAT) per Registration

3.	Payment Terms

a. Weekly based on Invoices issued on confirmed Registrations.

d. Each invoice will be paid by the COMPANY within 5 days from the date of issue.

FOR	brooqLy, Inc	FOR	(FSS Provider legal name)

BY:	HELEN MARIDAKIS	BY:
TITLE:	Chief Financial Officer	TITLE:	Chief Executive Officer
DATE:	__/__/__	DATE:	__/__/__

SIGNATURE:		SIGNATURE: